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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 14, 2002

                             INTERSIL CORPORATION
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            (Exact name of Registrant as specified in its charter)



         Delaware                 000-29617                   59-3590018
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     (State or other             (Commission                 (IRS Employer
     jurisdiction of             File Number)              Identification No.)
      incorporation)


    7585 Irvine Center Drive, Suite 100, Irvine, CA               92618
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    (Address of principal executive offices)                    (Zip Code)


                                (949) 341-7000
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             (Registrant's telephone number, including area code)

                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 2:  Acquisition or Disposition of Assets.

     On May 14, 2002, following receipt of approval of the shareholders of Intersil Corporation ("Intersil") and Elantec Semiconductor, Inc. ("Elantec"), Intersil consummated the acquisition of Elantec pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of March 10, 2002 (the "Merger Agreement"), among Intersil, Elantec and Echo Acquisition, Inc., a wholly-owned subsidiary of Intersil ("Merger Sub"). Pursuant to the Merger Agreement, Elantec merged with and into Merger Sub (the "Merger"), with Merger Sub surviving the Merger as a wholly-owned subsidiary of Intersil renamed "Elantec Semiconductor, Inc."

     As a result of the Merger, each share of Elantec common stock was converted into 1.24 shares of Intersil Class A common stock and $8.00 cash. The source of funds for the cash portion of the purchase price was working capital. In connection with the Merger, Intersil amended its certificate of incorporation to increase the maximum size of its board of directors from seven to eight. Intersil also amended its shareholders' agreement to allow for the increase in the maximum number of directors, by increasing the number of independent directors designated by Sterling Holding Company, LLC, one of Intersil's principal shareholders, from four to five. Also in connection with the Merger, Richard M. Beyer, Elantec's president and chief executive officer before the Merger, and James V. Diller, chairman of Elantec's board of directors before the Merger, were appointed to Intersil's board of directors. Mr. Beyer also became president and chief executive officer of Intersil, while Gregory L. Williams, Intersil's president and chief executive officer before the Merger, became executive chairman of Intersil's board of directors.

     The Merger Agreement is incorporated herein by reference to Exhibit 2.01, and a copy of the Intersil press release announcing the effectiveness of the Merger is incorporated by reference and included herein as Exhibit 99.05. The foregoing descriptions of such documents are qualified in their entirety by reference to such exhibits.

Item 7:  Financial Statements and Exhibits.

     (a)  Financial Statements of business acquired.

          Elantec's audited balance sheets as of September 30, 2001 and September 30, 2000, and audited statements of income and cash flows for each of the three fiscal years preceding September 30, 2001, included in Elantec's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, are included as Exhibit 99.03 and incorporated herein by reference.

          Elantec's unaudited balance sheet as of the quarterly period ended December 31, 2001, and unaudited statements of income and cash flows for the quarterly periods ended December 31, 2001 and December 31, 2000, included in Elantec's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2001, are included as Exhibit 99.04 and incorporated herein by reference.

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     (b)  Pro forma financial information.

          Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

     (c)  Exhibits.

          Incorporated by reference to the Exhibit Index following the signature page of this Current Report.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2002
                                          INTERSIL CORPORATION


                                          By: /s/ Stephen M. Moran
                                              ----------------------------------
                                              Stephen M. Moran
                                              Vice President, General Counsel
                                              and Secretary

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                                  EXHIBIT INDEX

Exhibit
Number    Description
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2.01      Agreement and Plan of Merger dated March 10, 2002, by and among
          Intersil Corporation, Echo Acquisition, Inc. and Elantec Semiconductor, Inc. 2000 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K previously filed by Intersil on March 12, 2002).

23.01     Consent of Deloitte & Touche LLP, Independent Auditors.

99.01 Amendment No. 4, dated as of April 2, 2002, to the Securities Purchase and Holders Agreement by and among Intersil, Sterling Holding Company, LLC, Manatee Investment Corporation, Citicorp Mezzanine Partners, L.P. and the management investors named therein.

99.02 Certificate of Amendment to Intersil's Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit
          4.02 to the Registration Statement on Form S-8 previously filed by Intersil on May 14, 2002).

99.03 Elantec Semiconductor, Inc.'s audited balance sheets as of September 30, 2001 and September 30, 2000, and audited statements of income and cash flows for each of the three fiscal years preceding September 30, 2001 (incorporated by reference to Elantec's Annual Report on Form 10-K for the fiscal year ended September 30, 2001).

99.04 Elantec Semiconductor, Inc.'s unaudited balance sheet as of the quarterly period ended December 31, 2001, and unaudited statements of income and cash flows for the quarterly periods ended December 31, 2001 and December 31, 2000, (incorporated by reference to Elantec's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2001).

99.05     Press Release issued by Intersil on May 14, 2002.